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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                             -----------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported): April 23, 2003

                         COMMISSION FILE NUMBER 1-10093


                        RAMCO-GERSHENSON PROPERTIES TRUST
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            MARYLAND                                    13-6908486
   (State or other jurisdiction                      (I.R.S. Employer
 of incorporation or organization)                 Identification Number)



 27600 NORTHWESTERN HIGHWAY, SUITE 200,
         SOUTHFIELD, MICHIGAN                             48034
(Address of principal executive offices)                (Zip code)

                                  248-350-9900
              (Registrant's telephone number, including area code)
            ---------------------------------------------------------




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             Exhibit 99.1 - Press release dated April 23, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

    On April 23, 2003, the registrant issued a press release entitled "Ramco-Gershenson Properties Trust Reports Results for First Quarter 2003," that announced the unaudited results of the first quarter of 2003 for Ramco-Gershenson Properties Trust. A copy of this press release is attached as
Exhibit 99.1, and it is furnished pursuant to Item 9 and Item 12 of Form 8-K.












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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized as of April 23, 2003.

                                          RAMCO-GERSHENSON PROPERTIES TRUST


                                           BY: /s/  Richard J. Smith
                                               ---------------------
                                               Richard J. Smith
                                               Chief Financial Officer













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                                 EXHIBIT INDEX

Exhibit                  Description
-------                  -----------
99.1                     Press Release dated April 23, 2003
